===============================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                         THE 59 WALL STREET MID-CAP FUND

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116


===============================================================================
         The 59 Wall Street Mid-Cap Fund (the "Fund") is a separate portfolio of The 59 Wall Street Fund, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to enable investors to participate in the opportunities available in the middle capitalization segment of the U.S. equity market. The investment objective of the Fund is to provide investors with long-term maximization of total return, primarily through capital appreciation from investments in equity securities of middle-sized companies. The Corporation seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the U.S. Mid-Cap Portfolio (the "Portfolio"), a diversified open-end investment company having the same investment objective as the Fund. There can be no assurance that the Fund's investment objective will be achieved.

         Brown Brothers Harriman & Co. is the investment adviser (the "Investment Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated November 3, 1997, a copy of which may be obtained from the Corporation at the address noted above.


                                TABLE OF CONTENTS
                                                               CROSS-REFERENCE
                                                  PAGE         TO PAGE IN
                                                               PROSPECTUS


Investment Objective and Policies  .  .  .  .  .     2                    4
Investment Restrictions   .  .  .  .  .  .  .  .     4                    7
Directors, Trustees and Officers   .  .  .  .  .     6                    9
Investment Adviser  .  .  .  .  .  .  .  .  .  .     9                    9
Administrators.  .  .  .  .  .  .  .  .  .  .  .     11                  11
Distributor   .  .  .  .  .  .  .  .  .  .  .  .     11                  13
Net Asset Value; Redemption in Kind   .  .  .  .     12                  14
Computation of Performance   .  .  .  .  .  .  .     13                  18
Federal Taxes .  .  .  .  .  .  .  .  .  .  .  .     13                  15
Description of Shares  .  .  .  .  .  .  .  .  .     15                  16
Portfolio Transactions .  .  .  .  .  .  .  .  .     16                   5
Additional Information .  .  .  .  .  .  .  .  .     17                  20
Financial Statements   .  .  .  .  .  .  .  .  .






THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS NOVEMBER 3, 1997.

INVESTMENT OBJECTIVE AND POLICIES

================================================================================
         The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Portfolio.

                               EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


         OPTIONS ON STOCK. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Portfolio, although the current intention is not to do so in such a manner that more than 5% of the Portfolio's net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a "closing sale transaction" may be made at any time prior to the expiration of the option which involves selling the option previously purchased. Over-the-counter options ("OTC Options") purchased are treated as not readily marketable. (See "Investment Restrictions").

         Covered call options may also be sold (written) on stocks, although in each case the current intention is not to do so. A call option is "covered" if the writer owns the underlying security.

     OPTIONS ON STOCK INDEXES. The Corporation may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that illiquidity in the options markets may make it difficult from time to time for the Corporation to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Corporation's portfolio strategies.

                          LOANS OF PORTFOLIO SECURITIES

         Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent liquid securities as collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio. Securities are not loaned to Brown Brothers Harriman & Co. or to any affiliate of the Corporation, the Portfolio or Brown Brothers Harriman & Co.

                             SHORT-TERM INVESTMENTS

     Although it is intended that the assets of the Portfolio stay invested in the securities described above and in the Prospectus to the extent practical in light of the Portfolio's investment objective and long-term investment perspective, assets of the Portfolio may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of U.S. dollar denominated: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper; (iii) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (iv) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable (see clause (vi) under the caption "State and Federal Restrictions"). At the time the Portfolio's assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"); or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's.

         REPURCHASE AGREEMENTS. Repurchase agreements may be entered into for the Portfolio only with a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one week from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book entry transfer to the account of State Street Bank and Trust Company (the "Custodian"). If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Portfolio if, as a result, more than 10% of the Portfolio's net assets would be invested in such repurchase agreement together with any other instrument which is not readily marketable (see clause (vi) under the caption "State and Federal Restrictions").

INVESTMENT RESTRICTIONS

================================================================================


         The Fund and the Portfolio are operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund or the Portfolio, as the case may be (see "Additional Information").

         Except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, neither the Portfolio nor the Corporation, with respect to the Fund, may:

         (1) borrow money or mortgage or hypothecate its assets, except that in an amount not to exceed 1/3 of the current value of its net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of an interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

         (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of futures and options, other than the writing of put options;

         (4) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

     (5) make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of its net assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets is invested in repurchase agreements maturing in more than seven days, or (c) by purchasing, subject to the limitation in paragraph (6) below, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

         (6) knowingly invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

         (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

         (8) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

         (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (11) invest more than 5% of its total assets in the securities or obligations of any one issuer (other than U.S. Government obligations) or more than 10% of its total assets in the outstanding voting securities of any one issuer; provided, however, that up to 25% of its total assets may be invested without regard to this restriction.

         STATE AND FEDERAL RESTRICTION. In order to comply with certain state and federal statutes and policies neither the Portfolio nor the Corporation, on behalf of the Fund, may as a matter of operating policy (except that the Corporation may invest all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund) : purchase securities of any investment company if (i) such purchase at the time thereof would cause more than 10% of the total assets (taken at the greater of cost or market value) of the Fund or the Portfolio, as the case may be, to be invested in the securities of investment companies; (ii) such purchase at the time thereof would cause the Fund or the Portfolio, as the case may be, to own securities of the acquired investment company which are valued at more than 5% of the assets of the Fund or Portfolio, as the case may be; or (iii) such purchase would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund or the Portfolio, as the case may be. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various state and federal requirements.


         PERCENTAGE AND RATING RESTRICTIONS. If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Fund's and the Portfolio's respective investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Fund, that the Portfolio will adhere to the more restrictive limitation.

DIRECTORS, TRUSTEES AND OFFICERS

================================================================================

     The Directors of the Corporation, Trustees of the Portfolio and executive officers of the Corporation and the Portfolio, their principal occupations during the past five years (although their titles may have varied during the period) and business addresses are:

                          DIRECTORS OF THE CORPORATION

         J.V. SHIELDS, JR.* -- Chairman of the Board and Director; Trustee of The 59 Wall Street Trust; Managing Director, Chairman and Chief Executive Officer of Shields & Company; Chairman and Chief Executive Officer of Capital Management Associates, Inc.; Director of Flowers Industries, Inc.(1) His business address is Shields & Company, 140 Broadway, New York, NY 10005.

         EUGENE P. BEARD** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Vice Chairman - Finance and Operations of The Interpublic Group of Companies. His business address is The Interpublic Group of Companies, Inc., 1271 Avenue of the Americas, New York, NY 10020.


         DAVID P. FELDMAN** -- Director; Trustee of The 59 Wall Street Trust; Retired; Chairman and Chief Executive Officer - AT&T Investment Management Corporation (prior to October 1997); Director of Dreyfus Mutual Funds, Equity Fund of Latin America, New World Balanced Fund, India Magnum Fund, and U.S. Prime Properties Inc.; Trustee of Corporate Property Investors. His business address 3 Tall Oaks Drive, Warren, NJ 07059.


         ALAN G. LOWY** -- Director; Trustee of The 59 Wall Street Trust (since April 1993); Secretary of the Los Angeles County Board of Investments (prior to March 1995). His business address is 4111 Clear Valley Drive, Encino, CA 91436.


     ARTHUR D. MILTENBERGER** -- Director; Trustee of The 59 Wall Street Trust Vice President and Chief Financial Officer of Richard K. Mellon and Sons; Treasurer of Richard King Mellon Foundation; Director of Vought Aircraft Corporation (prior to September 1994), Caterair International (prior to April
1994); Member of Advisory Committee of Carlyle Group and Pittsburgh Seed Fund and Valuation Committee of Morgenthaler Venture Funds(2). His business address is Richard K. Mellon and Sons, P.O. Box RKM, Ligonier, PA 15658.

                            TRUSTEES OF THE PORTFOLIO


     H.B. ALVORD** -- Chairman of the Board and Trustee; Retired; Trustee of the Trust (from September 1990 to October 1994); Director of The 59 Wall Street Fund, Inc. (from September 1990 to October 1994); Trustee of Landmark Funds III, Landmark Tax Free Reserves, Landmark Multi-State Tax Free Funds, Landmark Tax Free Income Funds, Landmark Fixed Income Funds, Landmark Funds I, Landmark Funds II, and Landmark International Equity Fund (from September 1990 to May 1997). His business address is P.O. Box 5203, Carmel, CA 93921.

     RICHARD  L.   CARPENTER**  --  Trustee;   Retired;   Director  of  Internal
Investments,  Public  School  Employees'  Retirement  System  (prior to December
1995). His business address is 61 Cliff Street, Burlington, VT 05401.

     CLIFFORD A. CLARK** -- Trustee; Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation. His business address is 42 Clowes Drive, Falmouth, MA 02540.

     DAVID M. SEITZMAN** -- Trustee; Retired;  Physician with Seitzman,  Shuman,
Kwart and Phillips (prior to October 1997); Director of the National Capital Underwriting Company, Commonwealth Medical Liability Insurance Co. and National Capital Insurance Brokerage, Limited. His business address is 7117 Nevis Road, Bethesda, MD 20817.

                  OFFICERS OF THE CORPORATION AND THE PORTFOLIO

     PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators") (since June 1993).

     JAMES E. HOOLAHAN -- Vice President; Senior Vice President of SFG.

     JOHN R. ELDER -- Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

     LINDA T. GIBSON -- Secretary, Vice President and Assistant Secretary of SFG (since June 1991); Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

         SUSAN JAKUBOSKI*** -- Assistant Treasurer and Assistant Secretary of the Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994). Her business address is Signature Financial Group (Grand Cayman) Ltd., Suite 193, 12 Church Street, Hamilton, Bermuda HM-11.


     MOLLY S. MUGLER -- Assistant Secretary; Legal Counsel and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators (since June 1993).

     CHRISTINE A. DRAPEAU -- Assistant Secretary; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).
 -------------------------

     * Mr. Shields is an "interested person" of the Corporation and the Portfolio because of his affiliation with a registered broker-dealer.

     ** These Directors and Trustees are members of the Audit Committee of the Corporation or the Portfolio, as the case may be.

     *** Ms. Jakuboski is an officer of the Portfolio but is not an officer of the Corporation.

     (1) Shields & Company,  Capital  Management  Associates,  Inc.  and Flowers
Industries, Inc., with which Mr. Shields is associated, are a registered broker-dealer and a member of the New York Stock Exchange, a registered investment adviser, and a diversified food company, respectively.

     (2) Richard K. Mellon and Sons, Richard King Mellon Foundation, Vought Aircraft Corporation, Caterair International, The Carlyle Group and Morgenthaler Venture Funds, with which Mr. Miltenberger is or has been associated, are a private foundation, a private foundation, a business development firm, an aircraft manufacturer, an airline food services company, a merchant bank, and a venture capital partnership, respectively.

         Each Director and officer of the Corporation listed above holds the equivalent position with The 59 Wall Street Trust. The address of each officer of the Corporation is 6 St. James Avenue, Boston, Massachusetts 02116. Messrs. Coolidge, Hoolahan and Elder and Mss. Gibson, Jakuboski, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.

     Except for Mr. Shields, no Director is an "interested person" of the Corporation or the Portfolio as that term is defined in the 1940 Act.

DIRECTORS OF THE CORPORATION

         The Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all series of the Corporation and The 59 Wall Street Trust and allocated among the series based upon their respective net assets. In addition, each series which has commenced operations pays an annual fee to each Director of $1,000.




                                                     Pension or                          Total
                                                     Retirement                          Compensation
                           Aggregate                 Benefits Accrued  Estimated Annual  from the Corporation
Name of Person,            Compensation              as Part of        Benefits upon     and  Fund Complex*
POSITION                   FROM THE CORPORATION      FUND EXPENSES     RETIREMENT        PAID TO DIRECTORS

J.V. Shields, Jr.,         $17,646                   none               none             $30,000
Trustee

Eugene P. Beard,           $13,985                   none               none              25,000
Trustee

David P. Feldman,          $13,985                   none               none              25,000
Trustee

Alan G. Lowy,              $13,985                   none               none              25,000
Trustee

Arthur D. Miltenberger,    $13,985                   none               none              25,000
Trustee



* The Fund Complex consists of the Corporation and The 59 Wall Street Trust which currently consists of three series.

PORTFOLIO TRUSTEES

         The Trustees of the Portfolio receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which is paid jointly by the U.S. Money Market Portfolio, U.S. Small Company Portfolio, International Equity Portfolio and Emerging Markets Portfolio together with the Portfolio (the "Portfolios") and allocated among the Portfolios based upon their respective net assets. In addition, each Portfolio which has commenced operations pays an annual fee to each Trustee of $1,000. The aggregate compensation to each Trustee from the Portfolios was less than $60,000.




                                                     Pension or                           Total
                                                     Retirement                           Compensation
                           Aggregate                 Benefits Accrued  Estimated Annual   from the
Name of Person,            Compensation              as Part of        Benefits upon      Portfolio Complex*
POSITION                   FROM THE PORTFOLIO        PORTFOLIO EXPENSES RETIREMENT        PAID TO TRUSTEES

H.B. Alvord,               $16,196                   none                       none      $21,000
Trustee

Richard L. Carpenter,       11,726                   none                       none       16,000
Trustee

Clifford A. Clark,          11,726                   none                       none       16,000
Trustee

David M. Seitzman,          11,726                   none                       none       16,000
Trustee


*The Portfolio Complex consists of the Portfolio and U.S. Money Market Portfolio, U.S. Small Company Portfolio, International Equity Portfolio and Emerging Markets Portfolio.

         By virtue of the responsibilities assumed by Brown Brothers Harriman & Co. under the Investment Advisory Agreement with the Portfolio and the Administration Agreement with the Corporation, and by Brown Brothers Harriman Trust Company (Cayman) Limited under the Administration Agreement with the Portfolio (see "Investment Adviser" and "Administrators"), neither the
Corporation nor the Portfolio requires employees other than its officers, and none of its officers devote full time to the affairs of the Corporation or the Portfolio, as the case may be, or, other than the Chairmen, receive any compensation from the Fund or the Portfolio.

         As of October 31, 1997, the Directors of the Corporation, Trustees of the Portfolio and officers of the Corporation and the Portfolio as a group beneficially owned less than 1% of the outstanding shares of the Corporation and less than 1% of the aggregate beneficial interests in the Portfolio. At the close of business on that date, no person, to the knowledge of the management, owned beneficially more than 5% of the outstanding shares of the Fund nor more than 5% of the aggregate beneficial interests in the Portfolio.

INVESTMENT ADVISER
================================================================================


         Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Portfolio. In this regard, it is the responsibility of Brown Brothers Harriman & Co. to make the day-to-day investment decisions for the Portfolio, to place the purchase and sale orders for portfolio transactions and to manage, generally, the Portfolio's investments.

         The Investment Advisory Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated August 22, 1995 and remains in effect for two years from such date and thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement was most recently approved by the Independent Trustees on

     December  11,  1996.   The   Investment   Advisory   Agreement   terminates
automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio (see "Additional Information").

         With respect to the Portfolio, the investment advisory fee paid to the Investment Adviser is calculated daily and paid monthly at an annual rate equal to 0.65% of the Portfolio's average daily net assets.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Fund. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate its Investment Advisory Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment advisory agreement for the Portfolio with another qualified adviser. If Brown Brothers Harriman & Co. were to terminate its Shareholder Servicing Agreement, Eligible Institution Agreement or Administration Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Fund and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation might change, it is not expected that any shareholders would suffer any adverse financial consequences. However, an alternative means of providing shareholder services might afford less convenience to shareholders.

ADMINISTRATORS



================================================================================

     The Administration Agreements between the Corporation and Brown Brothers Harriman & Co. (dated November 1, 1993) and between the Portfolio and Brown Brothers Harriman Trust Company (Cayman) Limited (dated August 22, 1995) will remain in effect for two years from such respective date and thereafter, but only so long as each such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Independent Directors/Trustees most recently approved the Corporation's Administration Agreement and the Portfolio's Administration Agreement on December 18, 1996 and December 11, 1996, respectively. Each agreement will terminate automatically if assigned by either party thereto and is terminable by the Corporation or the Portfolio at any time without penalty by a vote of a majority of the Directors of the Corporation or the Trustees of the Portfolio, as the case may be, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation or the Portfolio, as the case may be (see "Additional Information"). The Corporation's Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Corporation on 60 days' written notice to Brown Brothers Harriman & Co. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by the Fund and other investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company (Cayman) Limited. Each agreement is terminable by the respective Administrator on 90 days' written notice to the Corporation or the Portfolio, as the case may be.

         The administrative fee payable to Brown Brothers Harriman & Co. from the Fund is calculated daily and payable monthly at an annual rate equal to 0.125% of the Fund's average daily net assets.

         The administrative fee paid to Brown Brothers Harriman Trust Company (Cayman) Limited by the Portfolio is calculated and paid monthly at an annual rate equal to 0.035% of the Portfolio's average daily net assets. Brown Brothers Harriman Trust Company (Cayman) Limited is a wholly-owned subsidiary of Brown Brothers Harriman Trust Company of New York, which is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

DISTRIBUTOR
================================================================================

         The Distribution Agreement (dated September 5, 1990, as amended and restated February 12, 1991) between the Corporation and 59 Wall Street Distributors remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually in the same manner as the Portfolio's Investment Advisory Agreement (see "Investment Adviser"). The Distribution
Agreement was most recently approved by the Independent Directors of the Corporation on February 18, 1997. The agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to the Fund by the Corporation's Directors or shareholders of the Fund on 60 days' written notice to 59 Wall Street Distributors. The agreement is terminable by 59 Wall Street Distributors on 90 days' written notice to the Corporation.

NET ASSET VALUE; REDEMPTION IN KIND

==============================================================================

     The net asset value of each of the Fund's shares is determined each day the New York Stock Exchange is open for regular trading. (As of the date of this Statement of Additional Information, such Exchange is so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.) This determination of net asset value of each share of the Fund is made once during each such day as of the close of regular trading on such Exchange by subtracting from the value of the Fund's total assets (I.E., the value of its investment in the Portfolio and other assets) the amount of its liabilities, including expenses payable or accrued, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

         The value of the Portfolio's net assets (I.E., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The value of the Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 p.m., New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.

         Subject to the Corporation's compliance with applicable regulations, the Corporation has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Corporation has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Corporation is obligated with respect to any one investor during any 90 day period to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of that Fund's net assets at the beginning of such 90 day period.

COMPUTATION OF PERFORMANCE
================================================================================

         The average annual total return of the Fund is calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and
(c) subtracting 1 from the result.

         The total rate of return of the Fund for any specified period is calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

         Performance calculations should not be considered a representation of the average annual or total rate of return of the Fund in the future since the rates of return are not fixed. Actual total rates of return and average annual rates of return depend on changes in the market value of, and dividends and interest received from, the investments held by the Portfolio and the Fund's and the Portfolio's expenses during the period.

         Total and average annual rate of return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the Fund's total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

FEDERAL TAXES
================================================================================

         Each year, the Corporation intends to continue to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code the Fund is not subject to federal income taxes on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities, foreign currencies or other income derived with respect to its business of investing in such securities; (b) less than 30% of the Fund's annual gross income be derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of the Fund be diversified so that, at the end of each quarter of its fiscal year, (i) at least 50% of the market value of the Fund's assets be represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets be invested in the securities of any one issuer (other than U.S. Government securities and securities of other investment companies). In addition, in order not to be subject to federal income tax, at least 90% of the Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders.

         Gains or losses on sales of securities are treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put has been acquired or a call has been written thereon. Other gains or losses on the sale of securities are treated as short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities are generally treated as gains and losses from the sale of securities. If an option written for the Portfolio lapses or is terminated through a closing transaction, such as a repurchase of the option from its holder, the Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold pursuant to the exercise of a call option written for them, the premium received would be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The requirement that less than 30% of the Fund's gross income be derived from gains from the sale of securities held for less than three months may limit the Portfolio's ability to write options and engage in transactions involving stock index futures.

         Certain options contracts held for the Portfolio at the end of each fiscal year are required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions are treated as long-term capital gain or loss, and the remainder are treated as short-term capital gain or loss regardless of how long the Portfolio has held such options. The Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.

         RETURN OF CAPITAL. If the net asset value of shares is reduced below a shareholder's cost as a result of a dividend or capital gains distribution from the Fund, such dividend or capital gains distribution would be taxable even though it represents a return of invested capital.

     REDEMPTION OF SHARES. Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities is treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less is treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares is disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

DESCRIPTION OF SHARES
================================================================================

         The Corporation is an open-end management investment company organized as a Maryland corporation on July 16, 1990. The Articles of Incorporation currently permit the Corporation to issue 2,500,000,000 shares of common stock, par value $0.001 per share, of which 25,000,000 shares have been classified as shares of The 59 Wall Street Mid-Cap Fund. The Corporation currently consists of eight portfolios.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (E.G., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable.

         Stock certificates are not issued by the Corporation.

         The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

     The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

PORTFOLIO TRANSACTIONS
================================================================================

         In effecting securities transactions for the Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker's ability to execute orders without disturbing the market price; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law. The Portfolio uses Brown Brothers Harriman & Co. as one of its principal brokers when, in the judgment of the Investment Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the Portfolio's principal brokers, Brown Brothers Harriman & Co. receives brokerage commissions from the Portfolio.

     The use of Brown Brothers Harriman & Co. as a broker for the Portfolio is subject to the provisions of Rule 11a2-2(T) under the Securities Exchange Act of 1934 which permits the Portfolio to use Brown Brothers Harriman & Co. as a broker provided that certain conditions are met.

         In addition, under the 1940 Act, commissions paid by the Portfolio to Brown Brothers Harriman & Co. in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission.

     The Trustees of the Portfolio from time to time review, among otherthings, information relating to the commissions charged by Brown Brothers Harriman & Co. to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other qualified brokers. In addition, the procedures pursuant to which Brown Brothers

     Harriman & Co. effects brokerage transactions for the Portfolio are reviewed and approved no less often than annually by a majority of the non-interested Trustees of the Portfolio.

         A portion of the transactions for the Portfolio are executed through qualified brokers other than Brown Brothers Harriman & Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Adviser believes that the value of research services received is not determinable nor does such research significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Adviser by any amount that might be attributable to the value of such services.

         The Investment Adviser may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

     Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Adviser, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown

     Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

ADDITIONAL INFORMATION

================================================================================

         As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

         A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when regular trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the Securities and Exchange Commission may permit.

     With respect to the securities offered by the Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Securities and Exchange Commission, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

================================================================================

         The statement of assets and liabilities and Report of Independent Accountants for U.S. Mid-Cap Portfolio as of October 31, 1997 is attached hereto.

                             U.S. MID-CAP PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                      (EXPRESSED IN UNITED STATES DOLLARS)

                                OCTOBER 31, 1997

ASSETS:
       Cash . . . . . . . . . . . . . . . . . . . . . . . . .      $100,100
                                      Total assets  . . .. . . . .  100,100

LIABILITIES:
                 Total liabilities . . . . . . . . . . . . . . .          0
                                                                    -------

NET ASSETS:  . . . . . . . . . . . . . . . . . . . . . . . . .     $100,100
                                                                    =======

NOTES:

     (1) U.S. Mid-Cap Portfolio, a New York trust (the "Portfolio"), was organized on June 15, 1993 and has been inactive since that date, except for matters relating to the organization of the Portfolio, the registration of the Portfolio under the Investment Company Act of 1940, as amended, the request and receipt of private letter rulings from the Internal Revenue Service, the sale of a beneficial interest therein at the purchase price of $100,000 to BBH & Co. Mid-Cap Fund (Cayman) and the sale of a beneficial interest therein at the purchase price of $100 to Signature Financial Group (Cayman) Ltd.

     (2) At the close of each business day of the Portfolio, the value of an investor's beneficial interest in the Portfolio is equal to the product of (i) the aggregate net asset value of the Portfolio multiplied by (ii) the percentage effective for that day for that investor.

DELOITTE & TOUCHE
-----------------                --------------------------------------------
            LOGO                 One Capital Place   Telephone: 345-949-7500
                                 P.O. Box 1787 GT    Facsimile: 345-949-8238
                                 Grand Cayman
                                 Cayman Islands, B.W.I.

INDEPENDENT AUDITORS' REPORT

To the Trustee of
     U.S. Mid-Cap Portfolio

We have audited the accompanying statement of assets and liabilities of the U.S. Mid-Cap Portfolio as of October 31, 1997 (all expressed in United States dollars). This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the financial position of U.S. Mid-Cap Portfolio at October 31, 1997 in conformity with accounting principles generally accepted in the United States of America.

/S/DELOITTE & TOUCHE
Grand Cayman, Cayman Islands
October 31, 1997



Deloitte Touche
Tohmatsu
International